SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 10, 2007

Date of Report

(Date of Earliest Event Reported)

HUTTON HOLDINGS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Nevada                   000-51724                 87-1578749

 (State or other Jurisdiction)  (Commission File No.)   (IRS Employer I.D. No.)

3945 S. Wasatch Blvd. #282

Salt Lake City, Utah 841214

(Address of Principal Executive Offices)

(801)-244-2423

 (Registrant's Telephone Number)

N/A

-(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

          (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

          (17 CFR 240.13e-4)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

5.02 On September, 10, 2007 the Board of Directors of the Company elected Cai Yingren to serve as a Director of the Company.  Mr. Cai, age 62, has over thirty years of experience in sales and marketing of plastic products and machinery.   Since 1993, Mr. Cai has founded and has managed all the three subsidiaries of the Company located in China.  From 1991 to 1993, Mr. Cai established Zhu Jiang Plastics Industrial Company, where he served as its general manager. From 1975 to 1990, Mr. Cai was the purchasing and sales manager of Zhu Gang Steel Works.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2007

Hutton Holdings Corporation

By:	/s/ Lau Hing Bun
Lau Hing Bun
Director